As filed with the Securities and Exchange Commission on September 2, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23011

PENN CAPITAL FUNDS TRUST
(Exact name of registrant as specified in charter)

Navy Yard Corporate Center

1200 Intrepid Ave., Suite 400

Philadelphia, Pennsylvania 19112

(Address of principal executive offices) (Zip code)

Richard A. Hocker
Navy Yard Corporate Center 1200 Intrepid Ave., Suite 400 Philadelphia, Pennsylvania 19112

(Name and address of agent for service)

With copies to:

Lisa L.B. Matson, Esq.
Navy Yard Corporate Center 1200 Intrepid Ave., Suite 400 Philadelphia, Pennsylvania 19112

Michael P. O’Hare, Esq.
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, Pennsylvania 19103

(215) 302-1500

Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2016

Date of reporting period: June 30, 2016

Item 1. Reports to Stockholders.

PENN CAPITAL
funds

ANNUAL REPORT
JUNE 30, 2016

PENN CAPITAL SMALL/MID CAP EQUITY FUND
PENN CAPITAL SMALL CAP EQUITY FUND
PENN CAPITAL OPPORTUNISTIC HIGH YIELD FUND
PENN CAPITAL SENIOR FLOATING RATE INCOME FUND

PENN CAPITAL FUNDS TRUST
MANAGER’S DISCUSSION OF FUND PERFORMANCE

Dear PENN Capital Funds Shareholders:

I would like to thank our shareholders for entrusting your investments with our firm. This is my inaugural annual shareholder letter and I thought it would be helpful to provide you with the business strategy that led us to launch our fund family.

At PENN Capital, our unique investment philosophy integrates both credit and equity research into one dynamic investment process. We believe this comprehensive approach results in strong investment returns over the long term. A core tenet of our investment process is our belief that credit leads equity. Our investment team of capital structure specialists focus on identifying key catalysts that will unlock unrealized value in the companies we invest in for our funds. The ability to find inefficiencies in the market has never been more challenging and we believe PENN Capital’s investment processes are well positioned to deliver superior investment returns.

The current PENN Capital fund line-up is a representation of this philosophy, process and research approach. Our goal is to add value on an absolute and relative basis on behalf of our shareholders. This is an exciting time for our firm and the financial markets have never been more challenging. At PENN Capital, we are focused on being the best stewards of our shareholders’ mutual fund assets.

Once again, I would like to thank you for investing with us and now I would like to provide you with a review of the markets and our funds.

Overview

During the first half of 2016, the financial markets recovered after global growth concerns and unconventional international monetary policy decisions led to a rough start for the year. Recently we have seen US credit spreads narrow, commodity prices rally, and levered equities outperform. High yield spreads declined significantly since their February peak and could be in the early stages of a recovery based on solid underlying US economic fundamentals. The British referendum vote to leave the European Union (the “Brexit”) occurred in the last week of the second quarter with the US equity market trading off much harder than the US credit market. We continue to monitor this situation and believe this will have a minimal impact to the global markets. We generally find credit market signals more meaningful to our intermediate and long-terms view as our equity styles tend to perform well in periods of stable to declining credit spreads.

The following paragraphs provide more detailed information as to the performance of our funds versus their respective benchmarks, as well as the performance of selected holdings.

PENN Capital Small / Mid Cap Equity Fund

For the fiscal period ending June 30, 2016, the PENN Capital Small/Mid Cap Equity Fund (the “Small/Mid Cap Fund”) generated a -3.50% return since its inception on December 1, 2015 versus -0.25% for its benchmark, the Russell 2500™ Index.  At the sector level, Energy, Information Technology, Industrials, and Healthcare sectors contributed positively to performance driven by favorable bottom-up stock selection.

In the Energy sector, Energy credit spreads narrowed amid the restructuring of some of the industry’s most troubled capital structures. Rice Energy and Gulfport Energy, both natural gas focused E&P companies, and U.S. Silica Holdings, which produces silica sand used for energy and industrial applications, all benefitted from a rebound in commodity prices.  In the Industrials and Information Technology sectors, respectively, TransUnion, a credit rating bureau, and Ellie Mae, a mortgage origination software provider, outperformed as lower mortgage rates drove expectations for an acceleration in home refinancing.  Contributors to the Small/Mid Cap Fund’s performance also included Oshkosh Corporation and Mercury Systems, which benefited from growing US Department of Defense bookings for their products.  Contributions in the Healthcare sector included Medivation, which received a hostile tender offer from Sanofi, leading to a strategic review and possible sale of the company.

The Financials, Consumer Discretionary, Media, and Utilities sectors hindered relative performance.  Our underweight of Utilities and REITs detracted from performance as interest rates probed new lows due to the surprising outcome of the Brexit vote. In the first half of 2016, a slow political advertising pace weighed on the Media industry. Wisdomtree, an investment company

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PENN CAPITAL FUNDS TRUST
MANAGER’S DISCUSSION OF FUND PERFORMANCE

that focuses on ex-US exchange traded funds, suffered outflows due to global growth fears.  Global uncertainty also affected Jones Lang LaSalle, a global real estate brokerage, which was sold off due to concerns that global real estate transactions could slow due to market uncertainty.

PENN Capital Small Cap Equity Fund

For the fiscal period ending June 30, 2016, the PENN Capital Small Cap Equity Fund (the “Small Cap Fund”) generated a 3.20% return since its inception on December 18, 2015 versus 2.36% for its benchmark, the Russell 2000® Index.  Significant contributors to the Small Cap Fund’s outperformance came from the Energy, Healthcare, and Industrials sectors, which saw positive performance driven by favorable bottom-up stock selection. In addition, Energy credit spreads narrowed amid restructuring of some of the industry’s most troubled capital structures.  US Silica Holdings, which produces silica sand used for energy and industrial applications, and Rice Energy, a natural gas company focused on E&P, benefitted from a rebound in commodity prices. Another contributor, Burlington Stores, drove strong sales, earnings, and cash flow as off-price retailers continued to gain share from department stores and other legacy retail channels.

Performance detractors were found in the Financials, Information Technology, and Utilities sectors.  Our underweight of Utilities and Real Estate Investment Trusts (“REITs”) detracted from performance as interest rates probed new lows due to the surprising outcome of the Brexit vote.  Gray Television, which operates television stations in the Southern and Midwestern US, reported solid first quarter results, but second quarter results were below expectations as political advertising revenue was less than had been anticipated. Gogo, Inc., the leading provider of broadband connectivity to air travelers, had disappointing returns when its share price experienced pressure due to uncertainty regarding a significant airline customer contract and other competitive concerns.

PENN Capital Opportunistic High Yield Fund

For the fiscal period ending June 30, 2016, the PENN Capital Opportunistic High Yield Fund (the “High Yield Fund”) generated a 2.66% return since its inception on December 1, 2015 versus 6.50% for its benchmark, the BofA Merrill Lynch US High Yield Constrained Index which was driven by lowest quality securities. Energy and Metals were the top performing sectors for the High Yield Fund during the period as a result of a weaker US dollar and a sharp recovery in oil and base metal prices. PENN Capital opportunistically increased the fund’s exposure to energy and metals credits during the second quarter to take advantage of the improving commodity price backdrop. We believe our research process uncovered attractively discounted companies with viable cost structures that are able to manage through a protracted commodity price downturn. The High Yield Fund’s security selection within midstream energy companies contributed favorably to performance. An investment in MPLX, a US midstream company, contributed the greatest share of positive attribution for the period. The company completed a strategic acquisition of MarkWest Energy, increasing the scale and diversification of its pipeline network. The High Yield Fund also had success with some top performers in the Telecommunications and Media sector. Investments in radio broadcaster Radio One and the telecommunications company Windstream Communications benefited from open market purchases of debt.

The High Yield Fund’s underweight posture to commodity companies, metals in particular, was the greatest source of underperformance relative to the benchmark. Bottom up security selection within Exploration & Production (“E&P”) and Mining sectors also detracted from performance. An investment in Bonanza Creek, a highly levered E&P company, was the largest detractor to the High Yield Fund’s relative underperformance. We exited the position in the first quarter as oil prices broke below levels where the company could reinvest in new production and preserve cash flow.

PENN Capital Senior Floating Rate Income Fund

For the fiscal period ending June 30, 2016, the PENN Capital Senior Floating Rate Income Fund (the “Floating Rate Income Fund”) generated a 1.99% return since its inception on December 1, 2015 versus 2.91% for its benchmark, the Credit Suisse Institutional Leveraged Loan Index.  Since the end of 2015, we have maintained a conservative bias within the high yield universe by maintaining an average rating of Double B for over 80% of the Floating Rate Income Fund’s senior secured loans and debt holdings. The Floating Rate Income Fund generated steady returns over the period, particularly early in the year, but failed to fully participate in the “risk-on” lower quality rally experienced in the loan and high yield markets.  We continue to be very selective when choosing names by focusing our objective of seeking to provide current income.

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PENN CAPITAL FUNDS TRUST
MANAGER’S DISCUSSION OF FUND PERFORMANCE

Technology was the largest contributor to performance, and our exposure to the Telecommunications, Energy, and Cable sectors also contributed to performance.  Our positions in Dell, a computer and networking company; Veritas, a disaster recovery and cloud computing company; and Match Group, an online dating website, all provided positive returns as each new issue was well received in the market and we remain optimistic about each company’s future outlook.  Sectors that detracted from the overall performance were Capital Goods and Healthcare, where the Floating Rate Income Fund was underweight relative to thebenchmark.   Pharmaceutical development company Valeant was one of the few loans with negative performance over the last six months primarily caused by organizational issues. Rexnord, an industrial company, has been under some pressure as a result of its revenue tied to European customers and posted lower than expected returns.

We continue to selectively seek higher quality companies within the high yield loan universe.  We believe the combination of relatively higher quality loans and bonds within the high yield universe may allow us to successfully generate absolute performance over time while minimizing volatility.

Market Outlook

Looking ahead to the second half of 2016, we believe spreads may continue to compress modestly as economic indicators continue to show signs of strength. With a solid recovery in the Employment, Housing, and the Automotive sectors, we believe the US economy will continue to show moderate growth and we expect the economy to avoid a recession. Volatility may increase due to a number of factors including the currency markets, China, the Middle East, or Brexit, but we generally expect fundamentals for high-yield companies, most of which are US-centric, to remain relatively healthy.

In this report you will find Fund performance data and financial information. Please keep in mind that all securities markets, as well as mutual fund prices, fluctuate in value. If you would like more frequent updates, http://www.penncapitalfunds.com provides daily NAV, monthly performance figures, portfolio holdings and other valuable information. In addition, via penncapitalfunds.com, you can link to FanWeb (hosted by US Bank), an online portal where you can access your account, buy and sell shares, and find other helpful tools.

At PENN Capital Funds we believe that active management serves investors well. Although challenges remain, and the global markets may continue to be uneven, we are confident that investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

We thank you for investing with us and look forward to continuing to serve your investment needs.

Sincerely,

Richard A. Hocker

Chairman & President

PENN Capital Funds Trust

This letter reflects PENN Capital’s analysis and opinions as of the most recent quarter-end. The information is not a complete analysis of any market, country, industry, security, or fund and should not be considered as a recommendation to buy, sell or hold any specific security or securities.

Effective March 17, 2016, the PENN Capital High Yield Fund’s name changed to the PENN Capital Opportunistic High Yield Fund.

All investments involve risk, including possible loss of principal. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. Investments in ETFs are subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Investments

3

PENN CAPITAL FUNDS TRUST
MANAGER’S DISCUSSION OF FUND PERFORMANCE

in foreign securities and ADRs involve certain risks such as currency volatility, political and social instability and reduced market liquidity. As interest rates rise the value of bond prices will decline. Credit risk refers to the loss in the value of a security based on a default in the payment of principle and/or interest of the security, or the perception of the market of such default. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment grade bonds. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Bank loans in which the Fund may invest have similar risks to below investment grade fixed income securities. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan.

Index Definitions

The BofA Merrill Lynch US High Yield Constrained Index contains all securities in The BofA Merrill Lynch US High Yield Index but caps issuer exposure at 2%.

The Credit Suisse Institutional Leveraged Loan Index is a sub-index of the Credit Suisse Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. The Credit Suisse Institutional Leveraged Loan Index is designed to more closely reflect the investment criteria of institutional investors by sampling a lower volatility component of the market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap opportunity barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The Russell 2500™ Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflect adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

4

PENN CAPITAL SMALL/MID CAP EQUITY FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 1, 2015. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2016.

Average Annual Total Returns for the Fiscal Period Ended June 30, 2016	Since Inception(1)
PENN Capital Small/Mid Cap Equity Fund
Institutional Class Shares	-3.50%
Russell 2500™ Index	-0.25	%(2)

(1)	Inception date is 12/1/15.

(2)	The return shown for the Russell 2500™ Index is from the inception date of the Institutional Class shares.

5

PENN CAPITAL SMALL CAP EQUITY FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 18, 2015. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2016.

Average Annual Total Returns for the Fiscal Period Ended June 30, 2016	Since Inception(1)
PENN Capital Small Cap Equity Fund
Institutional Class Shares	3.20%
Russell 2000® Index	2.36	%(2)

(1)	Inception date is 12/18/15.

(2)	The return shown for the Russell 2000® Index is from the inception date of the Institutional Class shares.

6

PENN CAPITAL OPPORTUNISTIC HIGH YIELD FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 1, 2015. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2016.

Average Annual Total Returns for the Fiscal Period Ended June 30, 2016	Since Inception(1)
PENN Capital Opportunistic High Yield Fund
Institutional Class Shares	2.66%
BofA Merrill Lynch High Yield Constrained Index	6.50	%(2)

(1)	Inception date is 12/1/15.

(2)	The return shown for the BofA Merrill Lynch High Yied Constrained Index is from the inception date of the Institutional Class shares.

7

PENN CAPITAL SENIOR FLOATING RATE INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 1, 2015. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2016.

Average Annual Total Returns for the Fiscal Period Ended June 30, 2016	Since Inception(1)
PENN Capital Senior Floating Rate Income Fund
Institutional Class Shares	1.99%
Credit Suisse Institutional Leveraged Loan Index	2.91	%(2)

(1)	Inception date is 12/1/15.

(2)	The return shown for the Credit Suisse Institutional Leveraged Loan Index is from the inception date of the Institutional Class shares.

8

     PENN CAPITAL FUNDS TRUST
Disclosure of Fund Expenses (Unaudited)

FOR THE SIX MONTH PERIOD FROM JANUARY 1, 2016 TO JUNE 30, 2016

Cost in Dollars of a $1,000 Investment in PENN Capital Small/Mid Cap Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016 to June 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class[1]	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[2]
Institutional Class Shares	$1,000.00	$1,017.90	$5.32	$1,019.59	$5.32

1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2016.

2.	Expenses are equal to the Fund’s annualized expense ratio, net of waivers (1.06% for the Institutional Class), multiplied by the average account value over the period, divided by 366 and multiplied by 182 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

9

PENN CAPITAL FUNDS TRUST
Disclosure of Fund Expenses (Unaudited)

FOR THE SIX MONTH PERIOD FROM JANUARY 1, 2016 TO JUNE 30, 2016

Cost in Dollars of a $1,000 Investment in PENN Capital Small Cap Equity Fund (Unaudited)

     The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016 to June 30, 2016.

     This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

     The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

     The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class[1]	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[2]
Institutional Class Shares	$1,000.00	$1,024.80	$5.49	$1,019.44	$5.47

1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2016.

2.	Expenses are equal to the Fund’s annualized expense ratio, net of waivers (1.09% for the Institutional Class), multiplied by the average account value over the period, divided by 366 and multiplied by 182 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

10

     PENN CAPITAL FUNDS TRUST
Disclosure of Fund Expenses (Unaudited)

FOR THE SIX MONTH PERIOD FROM JANUARY 1, 2016 TO JUNE 30, 2016

Cost in Dollars of a $1,000 Investment in PENN Capital Opportunistic High Yield Fund (Unaudited)

     The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016 to June 30, 2016.

     This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

     The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

     The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class[1]	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[2]
Institutional Class Shares	$1,000.00	$1,057.40	$3.68	$1,021.28	$3.62

1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2016.

2.	Expenses are equal to the Fund’s annualized expense ratio, net of waivers (0.72% for the Institutional Class), multiplied by the average account value over the period, divided by 366 and multiplied by 182 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

11

PENN CAPITAL FUNDS TRUST
Disclosure of Fund Expenses (Unaudited)

FOR THE SIX MONTH PERIOD FROM JANUARY 1, 2016 TO JUNE 30, 2016

Cost in Dollars of a $1,000 Investment in PENN Capital Senior Floating Rate Income Fund (Unaudited)

     The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016 to June 30, 2016.

     This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

     The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

     The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class[1]	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[2]
Institutional Class Shares	$1,000.00	$1,028.10	$3.73	$1,021.18	$3.72

1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2016.

2.	Expenses are equal to the Fund’s annualized expense ratio, net of waivers (0.74% for the Institutional Class), multiplied by the average account value over the period, divided by 366 and multiplied by 182 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

12

PENN CAPITAL SMALL/MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2016

	Shares	Value
Common Stocks: 93.8%
Air Freight & Logistics: 1.7%
XPO Logistics, Inc.(a)	6,316	$165,858
Airlines: 1.1%
Spirit Airlines, Inc.(a)	2,236	100,329
Banks: 6.7%
BankUnited, Inc.	4,989	153,262
BNC Bancorp	6,144	139,530
Opus Bank	4,176	141,149
PacWest Bancorp	3,298	131,194
Western Alliance Bancorp(a)	2,207	72,059
		637,194
Biotechnology: 1.4%
Medivation, Inc.(a)	2,229	134,409
Building Products: 1.7%
A. O. Smith Water Products Co.	1,871	164,854
Capital Markets: 2.2%
Affiliated Managers Group, Inc.(a)	909	127,960
WisdomTree Investments, Inc.	7,952	77,850
		205,810
Commercial Services & Supplies: 2.0%
Mobile Mini, Inc.	5,529	191,525
Construction Materials: 1.9%
Summit Materials, Inc.(a)	8,589	175,731
Consumer Finance: 1.1%
Sallie Mae Corp.(a)	16,250	100,425
Containers & Packaging: 1.5%
Berry Plastics Group, Inc.(a)	3,588	139,394
Diversified Financial Services: 1.0%
Bats Global Markets, Inc.(a)	3,733	95,901
Diversified Telecommunication Services: 1.5%
8x8, Inc.(a)	9,596	140,198
Electronic Equipment, Instruments &
Components: 1.2%
Mercury Systems, Inc.(a)	4,564	113,461
Energy Equipment & Services: 3.3%
Superior Energy Services, Inc.	8,152	150,078
U.S. Silica Holdings, Inc.	4,743	163,491
		313,569
Health Care Equipment & Supplies: 1.5%
NuVasive, Inc.(a)	2,385	142,432
Health Care Providers & Services: 3.9%
Acadia Healthcare Co, Inc.(a)	2,111	116,949
Envision Healthcare Holdings, Inc.(a)	4,577	116,119
WellCare Health Plans, Inc.(a)	1,307	140,215
		373,283

	Shares	Value
Hotels, Restaurants & Leisure: 6.1%
Boyd Gaming Corp.(a)	5,756	$105,911
Fiesta Restaurant Group, Inc.(a)	3,816	83,227
Jack In The Box, Inc.	1,486	127,677
La Quinta Holdings, Inc.(a)	5,695	64,923
Red Rock Resorts, Inc.(a)	6,433	141,397
Scientific Games Corp.(a)	6,141	56,436
		579,571
Household Durables: 3.5%
CalAtlantic Group, Inc.	4,472	164,167
TopBuild Corp.(a)	4,642	168,040
		332,207
Industrial Conglomerates: 1.6%
Carlisle Companies, Inc.	1,468	155,138
Insurance: 1.3%
Arch Capital Group Ltd.(a)	1,656	119,232
Internet Software & Services: 3.8%
GoDaddy, Inc.(a)	5,673	176,941
Match Group, Inc.(a)	11,924	179,754
		356,695
IT Services: 1.0%
VeriFone Systems, Inc.(a)	5,307	98,392
Leisure Products: 1.6%
Brunswick Corp.	3,413	154,677
Life Sciences Tools & Services: 1.3%
ICON plc(a)	1,706	119,437
Machinery: 1.6%
Oshkosh Corp.	3,131	149,380
Media: 5.9%
E. W. Scripps Co.(a)	8,727	138,236
Gray Television, Inc.(a)	11,704	126,988
Lions Gate Entertainment Corp.	4,779	96,679
Media General, Inc.(a)	2,705	46,499
Nexstar Broadcasting Group, Inc.	3,072	146,166
		554,568
Multiline Retail: 1.6%
Burlington Stores, Inc.(a)	2,265	151,098
Oil, Gas & Consumable Fuels: 5.6%
Carrizo Oil & Gas, Inc.(a)	1,921	68,868
Concho Resources, Inc.(a)	1,004	119,747
Gulfport Energy Corp.(a)	5,498	171,867
Rice Energy, Inc.(a)	7,827	172,507
		532,989

The accompanying notes are an integral part of the financial statements.

13

PENN CAPITAL SMALL/MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2016

	Shares	Value
Pharmaceuticals: 5.6%
Akorn, Inc.(a)	4,742	$135,076
Depomed, Inc.(a)	7,384	144,874
Impax Laboratories, Inc.(a)	3,735	107,643
Sagent Pharmaceuticals, Inc.(a)	9,197	137,771
		525,364
Professional Services: 1.8%
TransUnion(a)	5,006	167,401
Real Estate Management & Development: 1.8%
Jones Lang La Salle, Inc.	1,007	98,132
Realogy Holdings Corp.(a)	2,651	76,932
		175,064
Road & Rail: 1.5%
Genesee & Wyoming, Inc.(a)	2,360	139,122
Semiconductors & Semiconductor
Equipment: 3.7%
Cavium, Inc.(a)	3,020	116,572
Rambus, Inc.(a)	8,120	98,090
Tessera Technologies, Inc.	4,499	137,849
		352,511
Software: 6.0%
Ellie Mae, Inc.(a)	1,504	137,842
Fair Isaac Corp.	881	99,562
Fortinet, Inc.(a)	2,854	90,158
NICE Systems Ltd.	2,104	134,340
Tyler Technologies, Inc.(a)	634	105,694
		567,596
Specialty Retail: 1.4%
Select Comfort Corp.(a)	6,054	129,435
TravelCenters of America(a)	1	4
		129,439
Trading Companies & Distributors: 3.4%
HD Supply Holdings, Inc.(a)	4,961	172,742
United Rentals, Inc.(a)	2,234	149,901
		322,643
Total Common Stocks (cost $8,993,012)		8,876,897

Real Estate Investment Trusts (REITs): 4.6%
Columbia Property Trust, Inc.	5,214	111,580
FelCor Lodging Trust, Inc.	18,304	114,034
Forest City Realty Trust, Inc.	4,679	104,388
Gaming & Leisure Properties, Inc.	3,127	107,819
Total REITs (cost $449,598)		437,821

	Shares	Value
Short-Term Investments: 2.0%
Invesco Short-Term Investments Trust
Treasury Portfolio Institutional Class,
0.24%(b)	188,205	$188,205
Total Short-Term Investments
(cost $188,205)		188,205
Total Investments - 100.4%
(cost $9,630,815)		9,502,923
Liabilities in Excess of Other Assets (0.4)%		(41,238)
Net Assets: 100.0%		$9,461,685

(a)	No distribution or dividend was made during the period ending June 30, 2016. As such, it is classified as a non-income producing security as of June 30, 2016.

(b)	Rate reported is the current yield as of June 30, 2016.

Country Exposure (as a percentage of total investments) (Unaudited)
United States	95.06%
Israel	1.41%
Ireland	1.26%
Bermuda	1.25%
Canada	1.02%

Sector Allocation (as a percentage of total investments) (Unaudited)

The accompanying notes are an integral part of the financial statements.

14

PENN CAPITAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2016

	Shares	Value
Common Stocks: 97.9%
Aerospace & Defense: 0.9%
Cubic Corp.	1,950	$78,312
Banks: 11.8%
BankUnited, Inc.	3,703	113,756
Capital Bank Financial Corp.	4,216	121,421
Cascade Bancorp(a)	8,584	47,555
FCB Financial Holdings, Inc.(a)	4,514	153,476
Pinnacle Financial Partners, Inc.	3,132	152,998
Talmer Bancorp, Inc.	3,511	67,306
Texas Capital Bancshares, Inc.(a)	3,185	148,931
Webster Financial Corp.	1,890	64,165
Western Alliance Bancorp(a)	4,178	136,412
		1,006,020
Capital Markets: 1.5%
KCG Holdings, Inc.(a)	4,839	64,359
OM Asset Management plc	4,659	62,197
		126,556
Chemicals: 2.5%
Huntsman Corp.	7,426	99,880
PolyOne Corp.	3,242	114,248
		214,128
Commercial Services & Supplies: 2.5%
HNI Corp.	1,731	80,474
Mobile Mini, Inc.	3,884	134,542
		215,016
Communications Equipment: 1.4%
Lumentum Holdings, Inc.(a)	4,859	117,588
Construction & Engineering: 1.6%
Tutor Perini Corp.(a)	5,899	138,921
Construction Materials: 3.1%
Headwaters, Inc.(a)	6,081	109,093
Summit Materials, Inc.(a)	7,432	152,059
		261,152
Diversified Telecommunication Services: 1.1%
8x8, Inc.(a)	6,323	92,379
Electronic Equipment, Instruments & Components: 4.2%
Mercury Systems, Inc.(a)	5,002	124,350
Methode Electronics, Inc.	3,724	127,472
Rogers Corp.(a)	1,709	104,420
		356,242
Energy Equipment & Services: 4.0%
Superior Energy Services, Inc.	7,566	139,290
U.S. Silica Holdings, Inc.	5,840	201,305
		340,595
Health Care Equipment & Supplies: 2.5%
Natus Medical, Inc.(a)	2,555	96,579
NuVasive, Inc.(a)	2,012	120,157
		216,736
	Shares	Value
Health Care Providers & Services: 2.5%
Envision Healthcare Holdings, Inc.(a)	4,002	$101,531
WellCare Health Plans, Inc.(a)	1,080	115,862
		217,393
Hotels, Restaurants & Leisure: 9.1%
Belmond Ltd.(a)	7,669	75,923
Boyd Gaming Corp.(a)	4,527	83,297
Fiesta Restaurant Group, Inc.(a)	2,810	61,286
Jack In The Box, Inc.	1,012	86,951
Pinnacle Entertainment, Inc.(a)	10,740	118,999
Red Rock Resorts, Inc.(a)	6,883	151,289
Scientific Games Corp.(a)	11,189	102,827
SeaWorld Entertainment, Inc.	6,888	98,705
		779,277
Household Durables: 2.5%
La-Z-Boy, Inc.	2,110	58,700
TopBuild Corp.(a)	4,245	153,669
		212,369
Internet Software & Services: 1.1%
comScore, Inc.(a)	1,585	37,850
Gogo, Inc.(a)	6,372	53,461
		91,311
IT Services: 1.5%
Interxion Holding N.V.(a)	3,473	128,084
Life Sciences Tools & Services: 2.3%
Cambrex Corp.(a)	1,948	100,770
ICON plc(a)	1,337	93,603
		194,373
Machinery: 2.8%
Actuant Corp.	2,813	63,602
Atkore International Group, Inc.(a)	5,187	82,992
Rexnord Corp.(a)	4,848	95,166
		241,760
Media: 9.3%
E. W. Scripps Co.(a)	9,716	153,901
Gray Television, Inc.(a)	16,870	183,040
IMAX Corp.(a)	2,182	64,325
Media General, Inc.(a)	3,933	67,608
Nexstar Broadcasting Group, Inc.	3,308	157,395
Sinclair Broadcast Group, Inc.	4,339	129,563
Townsquare Media, Inc.(a)	5,391	42,535
		798,367
Multiline Retail: 1.3%
Burlington Stores, Inc.(a)	1,724	115,008

The accompanying notes are an integral part of the financial statements.

15

PENN CAPITAL SMALL CAP EQUITY FUND
Schedule of Investments
JUNE 30, 2016

	Shares	Value
Oil, Gas & Consumable Fuels: 7.9%
Callon Petroleum Co.(a)	5,716	$64,191
Carrizo Oil & Gas, Inc.(a)	2,696	96,652
Oasis Petroleum, Inc.(a)	11,128	103,936
Parsley Energy, Inc.(a)	2,523	68,272
Rice Energy, Inc.(a)	7,461	164,440
Sanchez Energy Corp.(a)	11,020	77,801
WPX Energy, Inc.(a)	11,187	104,151
		679,443
Pharmaceuticals: 5.2%
Akorn, Inc.(a)	4,096	116,675
Depomed, Inc.(a)	6,075	119,191
Impax Laboratories, Inc.(a)	3,127	90,120
Sagent Pharmaceuticals, Inc.(a)	8,138	121,907
		447,893
Road & Rail: 2.1%
Genesee & Wyoming, Inc.(a)	1,249	73,629
Swift Transportation Co.(a)	6,593	101,598
		175,227
Semiconductors & Semiconductor Equipment: 2.3%
Cavium, Inc.(a)	1,970	76,042
Tessera Technologies, Inc.	3,982	122,009
		198,051
Software: 8.3%
Callidus Software, Inc.(a)	5,980	119,480
Ellie Mae, Inc.(a)	1,542	141,324
Imperva, Inc.(a)	2,431	104,557
Model N, Inc.(a)	6,643	88,684
NICE Systems Ltd.	1,857	118,570
Tyler Technologies, Inc.(a)	828	138,036
		710,651
Specialty Retail: 1.2%
Select Comfort Corp.(a)	4,613	98,626
Trading Companies & Distributors: 1.4%
Beacon Roofing Supply, Inc.(a)	2,683	121,996
Total Common Stocks (cost $7,782,207)		8,373,474

Real Estate Investment Trusts (REITs): 1.1%
FelCor Lodging Trust, Inc.	14,833	92,410
Total REITs (cost $110,691)		92,410

Short-Term Investments: 2.3%
Invesco Short-Term Investments Trust
Treasury Portfolio Institutional Class,
0.24%(b)	197,400	197,400
Total Short-Term Investments (cost $197,400)		197,400
Value
Total Investments - 101.3% (cost $8,090,298)	$8,663,284
Liabilities in Excess of Other Assets (1.3)%	(108,907)
Net Assets: 100.0%	$8,554,377

(a)	No distribution or dividend was made during the period ending June 30, 2016. As such, it is classified as a non-income producing security as of June 30, 2016.

(b)	Rate reported is the current yield as of June 30, 2016.

Country Exposure (as a percentage of total investments) (Unaudited)
United States	93.73%
Netherlands	1.48%
Israel	1.37%
Ireland	1.08%
Bermuda	0.88%
Canada	0.74%
United Kingdom	0.72%

Sector Allocation (as a percentage of total investments) (Unaudited)

The accompanying notes are an integral part of the financial statements.

16

PENN CAPITAL OPPORTUNISTIC HIGH YIELD FUND
Schedule of Investments
JUNE 30, 2016

	Principal	Value
Corporate Bonds: 96.7%
Aerospace: 0.4%
Triumph Group, Inc., 4.875%, 4/1/21	35,000	$32,900
Agriculture: 0.8%
Simmons Foods, Inc., 7.875%, 10/1/21(a)(d)	70,000	63,700
Airline Companies: 1.3%
Air Canada, 7.750%, 4/15/21(a)	50,000	51,875
American Airlines Group, Inc., 4.625%, 3/1/20(a)	30,000	28,650
American Airlines Group, Inc., 5.500%, 10/1/19(a)	20,000	19,800
		100,325
Auto Parts & Equipment: 0.7%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	50,000	53,500
Banking: 1.9%
Ally Financial, Inc., 5.750%, 11/20/25	65,000	65,163
Ally Financial, Inc., 8.000%, 11/1/31	25,000	28,937
Ally Financial, Inc., 5.125%, 9/30/24	50,000	51,312
		145,412
Beverage: 0.6%
Cott Beverages, Inc., 5.375%, 7/1/22	45,000	45,000
Building & Construction: 1.2%
Ashton Woods LLC, 6.875%, 2/15/21(a)	25,000	22,500
Beazer Homes USA, Inc., 9.125%, 5/15/19	10,000	9,875
William Lyon Homes, Inc., 8.500%, 11/15/20	60,000	61,650
		94,025
Building Materials: 1.5%
Builders FirstSource, Inc., 7.625%, 6/1/21(a)	23,000	24,035
Griffon Corp., 5.250%, 3/1/22	55,000	54,313
US Concrete, Inc., 6.375%, 6/1/24(a)	40,000	40,000
		118,348
Chemical Companies: 1.1%
Olin Corp., 9.750%, 10/15/23(a)	20,000	23,150
Platform Specialty Products, 6.500%, 2/1/22(a)	25,000	22,000
The Chemours Co., 6.625%, 5/15/23	50,000	42,500
		87,650
Computer Hardware: 4.2%
Diamond 1 Finance Corp., 7.125%, 6/15/24(a)	10,000	10,447
Dell, Inc., 8.100%, 7/15/36(a)	90,000	97,066
Dell, Inc., 6.020%, 6/15/26(a)	10,000	10,375
Micron Technology, Inc., 5.250%, 8/1/23(a)	45,000	38,363
Micron Technology, Inc., 5.875%, 2/15/22	15,000	14,100
Qorvo, Inc., 6.750%, 12/1/23(a)	40,000	41,600
Western Digital Corp., 10.500%, 4/1/24(a)	55,000	58,850
Western Digital Corp., 7.375%, 4/1/23(a)	55,000	58,575
		329,376

	Principal	Value
Consumer - Products: 1.4%
Radio Systems Corp., 8.375%, 11/1/19(a)(d)	45,000	$46,800
Revlon Consumer Products Corp., 5.750%, 2/15/21	20,000	19,300
Spectrum Brands, Inc., 6.625%, 11/15/22	45,000	47,756
		113,856
Consumer/Commercial/Lease Financing: 2.3%
Aircastle Ltd., 7.625%, 4/15/20	25,000	28,156
Credit Acceptance Corp., 6.125%, 2/15/21	30,000	28,575
International Lease Financial Corp., 8.625%, 1/15/22	55,000	66,963
Provident Funding Associates, L.P., 6.750%, 6/15/21(a)	60,000	56,850
		180,544
Diversified Capital Goods: 1.5%
Anixter International, Inc., 5.125%, 10/1/21	50,000	50,750
Gardner Denver, Inc., 6.875%, 8/15/21(a)	55,000	49,912
Harsco Corp., 5.750%, 5/15/18	20,000	18,850
		119,512
Electric - Generation: 2.5%
Calpine Corp., 5.375%, 1/15/23	65,000	63,375
Dynegy, Inc., 7.375%, 11/1/22	20,000	19,300
Dynegy, Inc., 6.750%, 11/1/19	20,000	20,050
NRG Energy, Inc., 6.625%, 3/15/23	60,000	59,100
NRG Energy, Inc., 8.250%, 9/1/20	35,000	36,050
		197,875
Energy - Exploration & Production: 6.9%
Antero Resources Corp., 5.125%, 12/1/22	30,000	28,800
Antero Resources Corp., 5.375%, 11/1/21	20,000	19,600
Bill Barrett Corp., 7.000%, 10/15/22	15,000	10,800
Carrizo Oil & Gas, Inc., 7.500%, 9/15/20	40,000	40,500
Clayton Williams Energy, Inc., 7.750%, 4/1/19	25,000	18,875
Continental Resources, Inc., 5.000%, 9/15/22	20,000	19,493
Endeavor Energy Resources, L.P., 7.000%, 8/15/21(a)	30,000	29,475
Freeport-McMoRan Oil & Gas LLC, 6.125%, 6/15/19	20,000	20,200
Gastar Exploration, Inc., 8.625%, 5/15/18	25,000	20,937
Gulfport Energy Corp., 6.625%, 5/1/23	15,000	14,775
Gulfport Energy Corp., 7.750%, 11/1/20	20,000	20,550
Halcon Resources Corp., 8.625%, 2/1/20(a)	35,000	33,009
Jones Energy Holdings LLC, 6.750%, 4/1/22	20,000	16,400
Memorial Resource Development Corp., 5.875%, 7/1/22	25,000	24,937
NGL Energy Partners, L.P., 5.125%, 7/15/19	25,000	22,750
Oasis Petroleum, Inc., 6.875%, 3/15/22	15,000	13,931
Oasis Petroleum, Inc., 6.875%, 1/15/23	25,000	22,750

The accompanying notes are an integral part of the financial statements.

17

PENN CAPITAL OPPORTUNISTIC HIGH YIELD FUND
Schedule of Investments
JUNE 30, 2016

	Principal	Value
Energy - Exploration & Production (continued)
Rice Energy, Inc., 6.250%, 5/1/22	30,000	$29,775
Sanchez Energy Corp., 6.125%, 1/15/23	45,000	34,763
Unit Corp., 6.625%, 5/15/21	25,000	19,313
Whiting Petroleum Corp., 6.500%, 10/1/18	25,000	24,000
WPX Energy, Inc., 6.000%, 1/15/22	60,000	55,800
		541,433
Food - Wholesale: 1.2%
JBS USA, Inc., 5.875%, 7/15/24(a)	60,000	58,125
JBS USA, Inc., 7.250%, 6/1/21(a)	35,000	36,225
		94,350
Gaming: 4.7%
Boyd Gaming Corp., 9.000%, 7/1/20	30,000	31,519
Isle of Capri Casinos, Inc., 5.875%, 3/15/21	25,000	25,937
Isle of Capri Casinos, Inc., 8.875%, 6/15/20	45,000	46,912
MGM Growth Properties Operating Partnership, L.P., 5.625%, 5/1/24(a)	40,000	42,300
MGM Resorts International, 6.625%, 12/15/21	25,000	27,187
MGM Resorts International, 7.750%, 3/15/22	90,000	101,700
Scientific Games Corp., 8.125%, 9/15/18	50,000	48,985
Scientific Games International, Inc., 10.000%, 12/1/22	25,000	20,313
Scientific Games International, Inc., 7.000%, 1/1/22(a)	20,000	20,100
		364,953
Gas Distribution: 8.8%
Access Midstream Partners, L.P., 4.875%, 3/15/24	25,000	23,988
Blue Racer Midstream, 6.125%, 11/15/22(a)	45,000	42,637
DCP Midstream Partners, L.P., 4.950%, 4/1/22	33,000	32,422
DCP Midstream Partners, L.P., 3.875%, 3/15/23(d)	35,000	31,832
DCP Midstream Partners, L.P., 9.750%, 3/15/19(a)	55,000	60,225
DCP Midstream Partners, L.P., 5.850%, 5/21/43(a)(d)	55,000	39,600
MPLX, L.P., 4.500%, 7/15/23(a)	70,000	67,872
MPLX, L.P., 5.500%, 2/15/23(a)	15,000	15,241
NGPL PipeCo LLC, 7.768%, 12/15/37(a)	25,000	24,250
NGPL PipeCo LLC, 7.119%, 12/15/17(a)	30,000	31,275
Rockies Express Pipeline, 6.875%, 4/15/40(a)(d)	75,000	71,438
Rockies Express Pipeline, 5.625%, 4/15/20(a)	25,000	25,062
Sabine Pass Liquefaction, 6.250%, 3/15/22	100,000	102,500
Sunoco, L.P., 5.500%, 8/1/20(a)	25,000	24,688
Sunoco, L.P., 6.375%, 4/1/23(a)	20,000	19,850
Targa Resources Partners, L.P., 5.250%, 5/1/23	30,000	28,350
Targa Resources Partners, L.P., 6.875%, 2/1/21	45,000	45,788
		687,018

	Principal	Value
Health Services: 2.6%
Acadia Healthcare Company, Inc., 6.125%, 3/15/21	35,000	$35,962
AmSurg Corp., 5.625%, 7/15/22	30,000	30,825
Centene Corp., 6.125%, 2/15/24(a)	30,000	31,894
HealthSouth Corp., 5.750%, 9/15/25	45,000	44,550
Select Medical Corp., 6.375%, 6/1/21	60,000	57,600
		200,831
Hospitals: 2.2%
Community Health Systems, Inc., 5.125%, 8/1/21	65,000	64,512
HCA Holdings, Inc., 7.500%, 2/15/22	25,000	28,425
HCA Holdings, Inc., 5.250%, 6/15/26	15,000	15,563
HCA Holdings, Inc., 5.375%, 2/1/25	20,000	20,500
Tenet Healthcare Corp., 8.125%, 4/1/22	45,000	46,116
		175,116
Hotels: 1.8%
FelCor Lodging Partnership Ltd., 5.625%, 3/1/23	60,000	60,000
Hilton Worldwide Finance, 5.625%, 10/15/21	40,000	41,400
Ryman Hospitality Properties, Inc., 5.000%, 4/15/21	40,000	40,800
		142,200
Household & Leisure Products/Durables: 0.6%
Serta Simmons Holdings, 8.125%, 10/1/20(a)	45,000	46,013
Investments & Miscellaneous Financial Services: 2.4%
Cardtronics, Inc., 5.125%, 8/1/22	35,000	34,650
First Data Corp., 5.750%, 1/15/24(a)	50,000	49,563
First Data Corp., 5.000%, 1/15/24(a)	30,000	30,075
First Data Corp., 7.000%, 12/1/23(a)	75,000	76,125
		190,413
Machinery Companies: 0.4%
Zekelman Industries, Inc., 9.875%, 6/15/23(a)	30,000	30,450
Media - Broadcast: 6.8%
Entercom Communications, 10.500%, 12/1/19	70,000	73,850
Gray Television, Inc., 7.500%, 10/1/20	85,000	88,612
Gray Television, Inc., 5.875%, 7/15/26(a)	20,000	20,150
iHeartCommunications, Inc., 9.000%, 12/15/19	65,000	49,400
iHeartCommunications, Inc., 10.000%, 1/15/18	35,000	18,025
Nexstar Broadcasting, Inc., 6.875%, 11/15/20	65,000	67,844
Radio One, Inc., 7.375%, 10/15/22(a)	45,000	42,975
Radio One, Inc., 9.250%, 2/15/20(a)(d)	140,000	123,900
Sinclair Broadcast Group, Inc., 5.625%, 8/1/24(a)	45,000	46,013
		530,769

The accompanying notes are an integral part of the financial statements.

18

PENN CAPITAL OPPORTUNISTIC HIGH YIELD FUND
Schedule of Investments
JUNE 30, 2016

	Principal	Value
Media - Cable: 3.5%
Cequel Communications Holdings, 6.375%, 9/15/20(a)	30,000	$30,338
CSC Holdings, Inc., 6.750%, 11/15/21	40,000	40,800
CSC Holdings, Inc., 8.625%, 2/15/19	50,000	55,000
Dish Network Corp., 7.750%, 7/1/26(a)	20,000	20,650
Dish Network Corp., 6.750%, 6/1/21	40,000	41,450
Dish Network Corp., 7.875%, 9/1/19	20,000	22,050
Midcontinent Communications, 6.250%, 8/1/21(a)	65,000	66,950
		277,238
Media - Services: 0.7%
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	50,000	46,015
Lamar Media Corp., 5.750%, 2/1/26(a)	10,000	10,406
		56,421
Metals/Mining Excluding Steel: 1.3%
FMG Resources, 9.750%, 3/1/22(a)	35,000	38,675
Freeport-McMoRan, Inc., 3.100%, 3/15/20	45,000	42,525
Freeport-McMoRan, Inc., 5.450%, 3/15/43	25,000	20,063
		101,263
Multi-Line Insurance: 0.4%
Hub International Ltd., 7.875%, 10/1/21(a)	35,000	33,600
Non -Food & Drug Retailers: 2.0%
Dollar Tree, Inc., 5.750%, 3/1/23(a)	40,000	42,500
JC Penney, Inc., 7.950%, 4/1/17	45,000	46,233
JC Penney, Inc., 8.125%, 10/1/19	25,000	25,906
PetSmart, Inc., 7.125%, 3/15/23(a)	45,000	46,294
		160,933
Office Equipment: 0.4%
CDW LLC, 5.000%, 9/1/23	30,000	30,210
Oil Field Equipment & Services: 1.4%
Basic Energy Services, Inc., 7.750%, 10/15/22	60,000	22,800
Noble Holding International Ltd, 3.950%, 3/15/22	20,000	13,925
Noble Holding International Ltd, 4.625%, 3/1/21	10,000	8,100
Pioneer Energy Services Corp., 6.125%, 3/15/22(d)	30,000	21,000
SESI LLC, 7.125%, 12/15/21	25,000	24,062
Weatherford International Ltd, 9.625%, 3/1/19	15,000	16,347
		106,234
Oil Refining & Marketing: 1.0%
PBF Energy, 7.000%, 11/15/23(a)	40,000	38,650
Western Refining, Inc., 6.250%, 4/1/21	45,000	40,950
		79,600

	Principal	Value
Packaging: 0.7%
Reynolds Group Issuer, 5.750%, 10/15/20	55,000	$56,811
Pharmaceuticals & Devices: 3.3%
Endo Finance, 5.875%, 1/15/23(a)	35,000	30,362
Jaguar Holding Co., 6.375%, 8/1/23(a)	55,000	56,237
Kinetic Concepts, Inc., 10.500%, 11/1/18	60,000	59,850
Valeant Pharmaceuticals, Inc., 5.875%, 5/15/23(a)	15,000	12,113
Valeant Pharmaceuticals, Inc., 5.625%, 12/1/21(a)	30,000	24,750
Valeant Pharmaceuticals, Inc., 6.375%, 10/15/20(a)	65,000	55,900
Valeant Pharmaceuticals, Inc., 5.375%, 3/15/20(a)	20,000	17,088
		256,300
Printing & Publishing: 0.9%
Lee Enterprises, Inc., 9.500%, 3/15/22(a)	45,000	44,325
Time, Inc., 5.750%, 4/15/22(a)	25,000	23,500
		67,825
Railroads: 0.5%
Watco Companies, 6.375%, 4/1/23(a)	40,000	39,600
Real Estate Development & Management: 0.7%
Realogy Group, 5.250%, 12/1/21(a)	50,000	51,188
REITs: 0.9%
iStar, Inc., 5.000%, 7/1/19	40,000	37,300
iStar, Inc., 4.875%, 7/1/18	35,000	33,775
		71,075
Restaurants: 0.7%
P.F. Chang’s China Bistro, 10.250%, 6/30/20(a)(d)	60,000	55,050
Software/Services: 1.0%
Match Group, Inc., 6.750%, 12/15/22(a)	45,000	46,800
Nuance Communications, Inc., 5.375%, 8/15/20(a)	30,000	30,525
		77,325
Steel Producers/Products: 0.1%
United States Steel Corp., 7.375%, 4/1/20	5,000	4,705

Support - Services: 2.6%
ADT Corp., 6.250%, 10/15/21	20,000	21,370
ADT Corp., 3.500%, 7/15/22	10,000	9,162
Ahern Rentals, Inc., 7.375%, 5/15/23(a)(d)	70,000	48,300
Avis Budget Group, Inc., 5.125%, 6/1/22(a)	40,000	38,600
Prime Security One, Inc., 4.875%, 7/15/32(a)	50,000	38,187
United Rentals, Inc., 6.125%, 6/15/23	15,000	15,619
West Corp., 5.375%, 7/15/22(a)	40,000	37,200
		208,438

The accompanying notes are an integral part of the financial statements.

19

PENN CAPITAL OPPORTUNISTIC HIGH YIELD FUND
Schedule of Investments
JUNE 30, 2016

	Principal	Value
Telecom - Integrated/Services: 10.3%
CenturyLink, Inc., 7.500%, 4/1/24	5,000	$5,050
CenturyLink, Inc., 5.625%, 4/1/20	25,000	25,875
CenturyLink, Inc., 6.450%, 6/15/21	5,000	5,069
Cincinnati Bell, Inc., 8.375%, 10/15/20	46,000	47,974
Cogent Communications Finance, Inc., 5.625%, 4/15/21(a)	50,000	49,000
CyrusOne, L.P., 6.375%, 11/15/22	75,000	78,000
EarthLink, Inc., 7.375%, 6/1/20	60,000	62,400
Equinix, Inc., 5.375%, 1/1/22	50,000	51,625
Equinix, Inc., 5.375%, 4/1/23	25,000	25,812
Frontier Communications Corp., 8.875%, 9/15/20	30,000	32,025
Frontier Communications Corp., 11.000%, 9/15/25(a)	50,000	51,937
Frontier Communications Corp., 7.625%, 4/15/24	55,000	48,675
Frontier Communications Corp., 6.875%, 1/15/25	55,000	46,166
Gogo, Inc., 12.500%, 7/1/22(a)	40,000	39,600
Intelsat Jackson Holdings SA, 7.500%, 4/1/21	35,000	24,325
Level 3 Financing, Inc., 5.125%, 5/1/23	20,000	19,825
Level 3 Financing, Inc., 5.375%, 8/15/22	60,000	60,600
WaveDivision Escrow, 8.125%, 9/1/20(a)	50,000	52,000
Windstream Corp., 7.750%, 10/1/21	60,000	56,550
Windstream Corp., 7.750%, 10/15/20	30,000	29,400
		811,908
Telecom - Wireless: 2.4%
Sprint Nextel Corp., 7.000%, 8/15/20	20,000	17,875
Sprint Nextel Corp., 7.250%, 9/15/21	115,000	98,038
Sprint Nextel Corp., 9.000%, 11/15/18(a)	10,000	10,650
Sprint Nextel Corp., 7.000%, 3/1/20(a)	55,000	57,584
		184,147
Telecommunications Equipment: 0.3%
CommScope, Inc., 5.500%, 6/15/24(a)	25,000	25,375
Transportation Excluding Air/Rail: 1.8%
Con-Way, Inc., 7.250%, 1/15/18	50,000	50,250
Deck Chassis Acquisition, Inc., 10.000%, 6/15/23(a)	15,000	15,525
Eletson Holdings, Inc., 9.625%, 1/15/22(a)(d)	50,000	39,000
OPE KAG Finance Sub, Inc., 7.875%, 7/31/23(a)	40,000	39,400
		144,175
Total Corporate Bonds (cost $7,388,390)		7,584,990

	Shares	Value
Common Stocks: 0.0%
Media - Cable: 0.0%
ACC Claims Holdings LLC	11,610	$73
Total Common Stocks (cost $237)		73
Convertible Preferred Stocks: 0.2%
Energy - Exploration & Production: 0.2%
Southwestern Energy Co.	350	10,535
Total Convertible Preferred Stocks (cost $11,945)		10,535
Preferred Stocks: 0.0%
Media - Broadcast: 0.0%
Spanish Broadcasting Systems, Inc.(c)(d)	1	496
Total Preferred Stocks (cost $613)		496
Short-Term Investments: 2.3%
Invesco Short-Term Investments Trust
Treasury Portfolio Institutional Class,
0.24%(b)	181,592	181,592
Total Short-Term Investments (cost $181,592)		181,592
Total Investments - 99.2% (cost $7,582,777)		7,777,686
Other Assets and Liabilities 0.8%		65,186
Net Assets: 100.0%		$7,842,872

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2016, the value of these investments was $3,260,937, or 41.6% of total net assets.

(b)	Rate reported is the current yield as of June 30, 2016.

(c)	No distribution or dividend was made during the period ending June 30, 2016. As such, it is classified as a non-income producing security as of June 30, 2016.

(d)	Securities considered illiquid. As of June 30, 2016, the value of these investments was $541,116 or 6.90% of total net assets.

The accompanying notes are an integral part of the financial statements.

20

PENN CAPITAL OPPORTUNISTIC HIGH YIELD FUND
Schedule of Investments
JUNE 30, 2016

Country Exposure (as a percentage of total investments) (Unaudited)
United States	97.74%
Canada	0.67%
Greece	0.50%
Australia	0.50%
Luxembourg	0.31%
Cayman Islands	0.28%

Asset Type (as a percentage of total investments) (Unaudited)

The accompanying notes are an integral part of the financial statements.

21

PENN CAPITAL SENIOR FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2016

	Principal	Value
Bank Loans: 82.5%(a)
Aerospace & Defense: 1.3%
TransDigm, Inc., 3.500%, 5/16/22	248,207	$244,096
Airlines: 1.3%
US Airways, 3.500%, 5/23/19	247,449	246,212
Auto Parts & Equipment: 2.6%
Key Safety Systems, 5.500%, 8/29/21	235,287	234,111
TI Group Automotive Systems, 4.500%, 6/30/22	248,125	242,542
		476,653
Automotive: 0.8%
Chrysler Group, 3.250%, 12/31/18	146,102	145,600
Building Materials: 1.3%
HD Supply, Inc., 3.750%, 8/13/21	248,125	247,711
Chemical Companies: 2.6%
Huntsman International, 3.575%, 4/19/19	495,000	492,372
Communications Equipment: 1.3%
GTT Communications, Inc., 5.750%, 10/22/22(d)	249,374	248,750
Computer Hardware: 2.7%
Avago Technologies, 4.250%, 2/1/23	498,750	498,984
Computers & Peripherals: 2.7%
Western Digital Corp., 6.250%, 4/29/23	500,000	501,565
Electric - Generation: 2.7%
Calpine Corp., 4.000%, 1/15/23	497,500	492,525
Electronics: 1.4%
Micron Technology, Inc., 6.640%, 4/26/22	250,000	251,055
Energy - Other: 1.3%
Western Refining, Inc., 5.500%, 5/26/23	250,000	243,230
Entertainment: 1.3%
Life Time Fitness, 4.250%, 6/10/22	248,744	242,525
Environmental & Waste: 1.3%
USAGM HoldCo LLC, 5.500%, 7/28/22	250,000	247,188
		247,188
Food - Wholesale: 2.7%
JBS USA, Inc., 3.750%, 9/18/20	248,721	247,945
Pinnacle Foods, Inc., 3.750%, 1/13/23	248,750	249,648
		497,593
Food & Drug Retailers: 1.3%
Albertson’s LLC, 4.750%, 12/21/22	249,375	248,909
Gaming: 2.7%
Affinity Gaming LLC, 5.000%, 6/17/23	250,000	249,270
Scientific Games, 6.000%, 10/18/20	249,361	246,037
		495,307
Health Care Providers & Services: 1.3%
Prospect Medical Holdings, Inc., 7.000%, 6/1/22	250,000	247,188
Health Services: 4.0%
Acadia Healthcare, 4.500%, 2/16/23	248,750	$246,262
Envision Healthcare, 4.500%, 10/28/22	248,127	247,878
MultiPlan, Inc., 5.000%, 5/25/23	250,000	250,563
		744,703
	Principal	Value
Hospitals: 2.6%
Community Health Systems, Inc., 4.000%, 1/27/21	496,241	482,936
Hotels: 2.6%
Belmond Hotels, 4.000%, 3/19/21	248,728	244,997
Four Seasons, 5.250%, 6/27/20	246,915	244,858
		489,855
Investments & Miscellaneous Financial Services: 2.6%
Russell Investment Management Company, 6.750%, 5/10/23	250,000	240,000
WEX Inc., 4.250%, 6/24/23	250,000	247,954
		487,954
Media - Broadcast: 1.3%
Univision Communications, Inc, 4.000%, 3/1/20	248,004	246,196
Media - Services: 0.7%
Match Group, Inc., 5.500%, 11/16/22	121,875	122,383
Metals & Mining: 1.3%
JMC Steel, 6.000%, 5/23/21	250,000	249,583
Multi-Line Insurance: 1.3%
Hub International Ltd., 4.000%, 10/2/20	248,728	243,960
Non-Food & Drug Retailers: 6.7%
Burlington Stores, Inc., 4.250%, 8/13/21	250,000	249,270
Party City, 4.250%, 8/19/22	248,733	246,867
PetCo Animal Supplies, Inc., 5.750%, 1/26/23	249,375	247,772
PetSmart, Inc., 4.250%, 3/11/22	497,487	494,940
		1,238,849
Other Industrial & Manufacturing: 1.3%
Rexnord LLC, 4.000%, 8/21/20	250,000	246,632
Packaging: 1.2%
Berry Plastics Corp., 3.750%, 10/1/22	225,565	223,747
Pharmaceuticals & Devices: 2.6%
Endo Pharmaceuticals, Inc., 3.750%, 9/26/22	248,750	244,335
Valeant Pharmaceuticals, Inc., 4.500%, 2/13/19	244,634	237,525
		481,860
Printing & Publishing: 1.3%
Tribune Media Co., 3.750%, 12/27/20	248,120	247,190
		247,190
Restaurants: 1.3%
Burger King, 3.750%, 12/10/21	248,735	248,299
Software: 1.2%
Veritas US, Inc., 6.625%, 6/7/23	249,375	219,450
Software/Services: 5.9%
First Data Corp., 4.439%, 3/24/21	403,642	$401,793
ON Semiconductor Corp., 5.250%, 3/31/23	250,000	250,625
Premiere Global Services, Inc., 7.500%, 12/8/22(d)	246,867	222,180
Zayo Group, 3.750%, 5/6/21	225,333	223,885
		1,098,483

The accompanying notes are an integral part of the financial statements.

22

PENN CAPITAL SENIOR FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2016

	Principal	Value
Support - Services: 5.4%
Aramark Corp., 3.250%, 2/24/21	248,728	248,494
KAR Auction Services, Inc., 4.250%, 3/9/23	249,375	249,894
ServiceMaster Co., 4.250%, 7/1/21	248,106	248,054
TruGreen, 6.500%, 4/13/23	250,000	250,625
		997,067
Telecom - Integrated/Services: 5.3%
Altice Financing, 4.250%, 12/14/22	248,750	247,506
Level 3 Financing, Inc., 4.000%, 1/15/20	250,000	249,610
Numericable, 4.750%, 2/10/23	498,750	491,089
		988,205
Telecom - Wireless: 1.3%
FairPoint Communications, Inc., 7.500%, 2/14/19	248,715	247,730
Total Bank Loans (cost $15,308,846)		15,372,545

Corporate Bonds: 11.2%
Banking: 1.1%
Ally Financial, Inc., 3.600%, 5/21/18	100,000	100,250
Ally Financial, Inc., 2.750%, 1/30/17	100,000	100,750
		201,000
Computer Hardware: 2.2%
Diamond 1 Finance Corp., 5.875%, 6/15/21(b)	200,000	204,977
Dell, Inc., 5.450%, 6/15/23(b)	200,000	207,385
		412,362
Diversified Capital Goods: 0.5%
WESCO Distribution, Inc., 5.375%, 6/15/24(b)	100,000	100,000
Gas Distribution: 2.7%
Energy Transfer Partners, L.P., 6.125%, 2/15/17	90,000	92,326
Hiland Partners, L.P., 7.250%, 10/1/20(b)	100,000	103,750
Rockies Express Pipeline LLC, 6.850%, 7/15/18(b)	100,000	103,750
Sunoco, L.P., 6.250%, 4/15/21(b)	100,000	100,187
Targa Resources Partners, L.P., 5.000%, 1/15/18	100,000	101,750
		501,763
Hospitals: 1.3%
HCA Holdings, Inc., 7.500%, 2/15/22	125,000	142,125
Tenet Healthcare Corp., 4.153%, 6/15/20	100,000	98,750
		240,875
Internet Software & Services: 0.5%
Match Group, Inc., 6.375%, 6/1/24(b)	100,000	$104,250
Investments & Miscellaneous Financial Services: 0.6%
E*Trade Financial Corp., 5.375%, 11/15/22	100,000	105,500
Media - Cable: 0.6%
CSC Holdings, Inc., 8.625%, 2/15/19	100,000	110,000
Support - Services: 1.1%
West Corp., 4.750%, 7/15/21(b)	200,000	199,000
	Principal	Value

Telecom - Integrated/Services: 0.6%
Frontier Communications Corp., 8.125%, 10/1/18	100,000	109,570
Total Corporate Bonds (cost $2,049,266)		2,084,320

	Shares	Value
Short -Term Investments: 8.6%
Invesco Short-Term Investments Trust
Treasury Portfolio Institutional Class,
0.24%(c)	1,602,356	1,602,356
Total Short-Term Investments
(cost $1,602,356)		1,602,356

Total Investments - 102.3% (cost $18,960,468)		19,059,221
Liabilities in Excess of Other Assets (2.3)%		(434,097)
Net Assets: 100.0%		$18,625,124

(a)	Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2016, the value of these investments was $1,123,299, or 6.0% of total net assets.

(c)	Rate reported is the current yield as of June 30, 2016.

(d)	Securities considered illiquid. As of June 30, 2016, the value of these investments was $470,930, or 2.53% of total net assets.

Country Exposure (as a percentage of total investments) (Unaudited)
United States	100.00%

Asset Type (as a percentage of total investments) (Unaudited)

The accompanying notes are an integral part of the financial statements.

23

PENN CAPITAL FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2016

	PENN Capital Small/Mid Cap Equity Fund	PENN Capital Small Cap Equity Fund	PENN Capital Opportunistic High Yield Fund	PENN Capital Senior Floating Rate Income Fund
Assets
Investments, at fair value (1)	$9,502,923	$8,663,284	$7,777,686	$19,059,221
Receivables:
Cash	—	373	—	—
Investments sold	324,191	315,819	84,576	1508,890
Advisor reimbursement due	—	54,961	2,021	—
Dividends and interest	705	2,230	136,572	116,656
Prepaid expenses	4,205	1,007	2,006	8,165
Total assets	9,832,024	9,037,674	8,002,861	20,692,932

Liabilities
Payables:
Investments purchased	296,321	418,969	95,722	1,976,776
Fund shares redeemed	—	—	—	—
Investment advisory fees (See Note 3)	15,769	—	—	9,569
Accrued expenses:
Professional fees	14,435	23,363	16,435	16,719
Administration fees	10,047	9,093	13,352	22,789
Transfer agent fees and expenses	3,601	3,143	5,108	7,824
Trustee fees and expenses	2,927	2,539	2,123	5,236
Distribution and service fees	3	3	17	—
Other accrued expenses	27,236	26,187	27,232	28,895
Total liabilities	370,339	483,297	159,989	2,067,808
Net assets	$9,461,685	$8,554,377	$7,842,872	$18,625,124

Composition of Net Assets
Paid-in capital	$9,661,710	$7,648,944	$7,779,228	$18,430,646
Accumulated net investment income (loss)	(22,671)	—	42,286	62,312
Accumulated net realized gain (loss) on investments	(49,462)	332,447	(173,551)	33,413
Net unrealized appreciation (depreciation) on investments	(127,892)	572,986	194,909	98,753
Net assets	$9,461,685	$8,554,377	$7,842,872	$18,625,124

Institutional Class
Net assets applicable to outstanding shares	$9,461,685	$8,554,377	$7,842,872	$18,625,124
Shares of beneficial interest outstanding, no par value, unlimited authorization	980,976	829,093	788,451	1,845,521
Net asset value per share outstanding	$9.65	$10.32	$9.95	$10.09

Investor Class(2)
Net assets applicable to outstanding shares	$—	$—	$—	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—	—	—	—
Net asset value per share outstanding	$—	$—	$—	$—

_________

(1)	Investment in securities at cost	$9,630,815	$8,090,298	$7,582,777	$18,960,468

(2)	No information is provided for Investor Share Class shares because shares of that Class had not yet been issued as of June 30, 2016.

The accompanying notes are an integral part of the financial statements.

24

PENN CAPITAL FUNDS TRUST

STATEMENTS OF OPERATIONS

	PENN Capital Small/Mid Cap Equity Fund	PENN Capital Small Cap Equity Fund	PENN Capital Opportunistic High Yield Fund	PENN Capital Senior Floating Rate Income Fund

Investment Income (Loss)	Period from December 1, 2015(a) through June 30, 2016	Period from December 18, 2015(a) through June 30, 2016	Period from December 1, 2015(a) through June 30, 2016	Period from December 1, 2015(a) through June 30, 2016
Income
Dividends*	$28,566	$16,985	$274	$—
Interest	218	284	273,282	334,400
Other income	—	—	705	—
Total income	28,784	17,269	274,261	334,400

Expenses
Investment advisory fees	49,213	26,858	26,811	69,922
Professional fees	40,392	40,187	46,332	46,572
Administration and accounting	34,600	32,186	48,279	57,433
Transfer agent expense	26,000	11,200	22,000	42,000
Registration	15,424	10,952	16,657	15,435
Shareholder communication	15,249	15,067	16,249	16,249
Compliance fees	9,569	9,569	9,568	9,568
Trustees	6,820	5,890	5,270	13,020
Insurance	3,742	867	2,698	5,088
Custodian	3,521	6,500	5,876	5,006
Shareholder servicing fees	3	4	17	—
Miscellaneous	—	—	22	—
Total expenses	204,533	159,280	199,779	280,293
Expense waiver and reimbursement from Advisor	(146,572)	(128,464)	(171,803)	(205,304)
Net expenses	57,961	30,816	27,976	74,989
Net investment income (loss)	(29,177)	(13,547)	246,285	259,411

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(240,806)	345,994	(168,020)	33,413
Net change in unrealized appreciation (depreciation)	(127,892)	572,986	194,909	98,753
Net realized and unrealized gain (loss) on investments	(368,698)	918,980	26,889	132,166
Net increase (decrease) in net assets resulting from operations	$(397,875)	$905,433	$273,174	$391,577

* Foreign taxes withheld	$243	$35	$—	$—

(a)	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

25

PENN CAPITAL FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	PENN Capital Small/Mid Cap Equity Fund	PENN Capital Small Cap Equity Fund	PENN Capital Opportunistic High Yield Fund	PENN Capital Senior Floating Rate Income Fund

Increase (Decrease) in Net Assets	Period from December 1, 2015(a) through June 30, 2016	Period from December 18, 2015(a) through June 30, 2016	Period from December 1, 2015(a) through June 30, 2016	Period from December 1, 2015(a) through June 30, 2016
Operations
Net investment income (loss)	$(29,177)	$(13,547)	$246,285	$259,411
Net realized gain (loss) on investments	(240,806)	345,994	(168,020)	33,413
Net change in unrealized appreciation (depreciation)	(127,892)	572,986	194,909	98,753
Net increase (decrease) in net assets resulting from operations	(397,875)	905,433	273,174	391,577

Dividends and distributions to shareholders
From net investment income
Institutional Class	—	—	(203,999)	(197,099)
Total dividends and distributions to shareholders	—	—	(203,999)	(197,099)

Capital share transactions (Note 6)
Net proceeds from sale of shares	234,411	7,665,602	2,234,772	18,362,260
Proceeds from Transfer In-Kind	10,547,899	—	5,612,139	—
Dividends and distributions reinvested	—	—	189,623	197,099
Cost of shares redeemed	(922,750)	(16,658)	(262,837)	(228,713)
Net increase (decrease) in net assets resulting from capital share transactions	9,859,560	7,648,944	7,773,697	18,330,646

Net increase (decrease) in net assets	9,461,685	8,554,377	7,842,872	18,525,124

Net Assets
Beginning of period	—	—	—	100,000
End of period	$9,461,685	$8,554,377	$7,842,872	$18,625,124
Accumulated net investment income (loss) at the end of period	$(29,177)	$(13,547)	$42,286	$62,312

(a)	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

26

PENN CAPITAL FUNDS TRUST
FINANCIAL HIGHLIGHTS

	Per Common Share Data(a)										Supplemental data and ratios
		Income from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses)	Total from investment operations	Dividends from net investment income	Distributions from capital gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (in 000’s)	Ratio of expenses to average net assets, including waivers and reimbursement(b)	Ratio of expenses to average net assets, excluding waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, including waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, excluding waivers and reimbursement(b)	Portfolio turnover rate(c)
PENN Capital Small/Mid Cap Equity Fund																70	%(d)
Institutional Class 12/1/15(e) to 6/30/16	$10.00	(0.03)	(0.32)	(0.35)	—	—	—	$9.65	(3.50	)%(d)	$9,462	1.06%	3.74%	(0.53)%	(3.21)%

PENN Capital Small Cap Equity Fund																102	%(d)
Institutional Class 12/18/15(e) to 6/30/16	$10.00	(0.02)	0.34	0.32	—	—	—	$10.32	3.20	%(d)	$8,554	1.09%	5.63%	(0.48)%	(5.02)%

PENN Capital Opportunistic High Yield Fund																62	%(d)
Institutional Class 12/1/15(e) to 06/30/16	$10.00	0.35	(0.10)	0.25	(0.30)	—	(0.30)	$9.95	2.66	%(d)	$7,843	0.72%	5.14%	6.34%	1.92%

PENN Capital Senior Floating Rate Income Fund																43	%(d)
Institutional Class 12/1/15(e) to 6/30/16	$10.00	0.14	0.06	0.20	(0.11)	—	(0.11)	$10.09	1.99	%(d)	$18,625	0.74%	2.77%	2.56%	0.53%

*	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2016.

(a)	Information presented related to a share outstanding for the entire period.

(b)	Annualized for periods less than one full year.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)	Not annualized.

(e)	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

27

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2016

1. Organization

PENN Capital Funds Trust (the “Trust”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust consists of four series: the PENN Capital Small/Mid Cap Equity Fund, the PENN Capital Small Cap Equity Fund, the PENN Capital Opportunistic High Yield Fund (formerly, the PENN Capital High Yield Fund) and the PENN Capital Senior Floating Rate Income Fund (collectively referred to as the “Funds” and each individually referred to as a “Fund”). The Funds follow the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services- Investment Companies.”

The PENN Capital Small/Mid Cap Equity Fund and PENN Capital Small Cap Equity Fund’s investment objective is to seek to provide capital appreciation.

A privately offered fund managed by PENN Capital Management Company, Inc. (the “Advisor”) reorganized into the PENN Capital Small/Mid Cap Equity Fund after the close of business on November 30, 2015, with the PENN Capital Small/Mid Cap Equity Fund commencing operations on December 1, 2015. The reorganization consisted of the transfer of the assets and stated liabilities of the private fund to the PENN Capital Small/Mid Cap Equity Fund in exchange for Institutional Class shares of the PENN Capital Small/Mid Cap Equity Fund, which were then distributed to the private fund partners. The reorganization was non-taxable, whereby the Fund issued 1,054,790 shares. The fair value and cost of securities, for tax purposes, received by the Fund was $10,185,471 and $10,120,793 respectively. In addition, the fund received $362,428 of cash. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value.

The PENN Capital Small Cap Equity Fund commenced operations on December 18, 2015.

The PENN Capital Opportunistic High Yield Fund’s investment objective is to seek to provide total return through interest income and capital appreciation.

A privately offered fund managed by the Advisor reorganized into the PENN Capital Opportunistic High Yield Fund after the close of business on November 30, 2015, with the PENN Capital Opportunistic High Yield Fund commencing operations on December 1, 2015. The reorganization consisted of the transfer of the assets and stated liabilities of the private fund to the PENN Capital Opportunistic High Yield Fund in exchange for Institutional Class shares of the PENN Capital Opportunistic High Yield Fund, which were then distributed to the private fund partners. The reorganization was non-taxable, whereby the Fund issued 561,214 shares. The fair value and cost of securities, for tax purposes, received by the Fund was $4,879,311. Certain investments cost basis were adjusted to the limitation of built in losses for tax purposes. In addition, the Fund received $732,828 of cash, receivables and accrued interest. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value.

The PENN Capital Senior Floating Rate Income Fund’s investment objective is to seek to provide current income. The PENN Capital Senior Floating Rate Income Fund commenced operations on December 1, 2015.

Each Fund’s investment objective is non-fundamental, and may be changed by the Trust’s Board of Trustees (the “Board” or “Trustees”) without shareholder approval. Unless otherwise noted, all of the other investment policies and strategies described in the Prospectus or hereafter are non-fundamental. The Advisor serves as the investment advisor to the Funds.

The Trust offers two classes of shares of each Fund: Institutional Class and Investor Class. No information is provided in this report for Investor Class shares because shares of that class had not yet been issued as of June 30, 2016. Neither class has a front-end or back-end sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

28

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2016

A. Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or if no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the most recent quoted bid price. Futures contracts are valued at the daily quoted settlement prices. Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

A Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its NAV at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because a Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange. If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.

Fixed Income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, Bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

29

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2016

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 –	unadjusted quoted prices in active markets for identical securities that the Funds have the ability to access

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of June 30, 2016 in valuing each Fund’s investments:

PENN Capital Small/Mid Cap Equity Fund
Investments in Securities(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$8,876,897	$—	$—	$8,876,897
Real Estate Investment Trusts (REITs)	437,821	—	—	437,821
Short-Term Investments	188,205	—	—	188,205
Total Investments in Securities	$9,502,923	$—	$—	$9,502,923

PENN Capital Small Cap Equity Fund
Investments in Securities(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$8,373,474	$—	$—	$8,373,474
Real Estate Investment Trusts (REITs)	92,410	—	—	92,410
Short-Term Investments	197,400	—	—	197,400
Total Investments in Securities	$8,663,284	$—	$—	$8,663,284

30

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2016

PENN Capital Opportunistic High Yield Fund
Investments in Securities(a)	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$7,584,990	$—	$7,584,990
Common Stocks	—	—	73	73
Convertible Preferred Stocks	10,535	—	—	10,535
Preferred Stocks	—	—	496	496
Short-Term Investments	181,592	—	—	181,592
Total Investments in Securities	$192,127	$7,584,990	$569	$7,777,686

PENN Capital Senior Floating Rate Income Fund
Investments in Securities(a)	Level 1	Level 2	Level 3	Total
Bank Loans	$—	$15,372,545	$—	$15,372,545
Corporate Bonds	—	2,084,320	—	2,084,320
Short-Term Investments	1,602,356	—	—	1,602,356
Total Investments in Securities	$1,602,356	$17,456,865	$—	$19,059,221

(a)	All other industry classifications are identified in the Schedule of Investments for each Fund.

The following table summarizes quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement as of June 30, 2016:

Type of Assets	Fair value as of June 30, 2016	Valuation Techniques(s)	Unobservable Input
PENN Capital Opportunistic High Yield Fund Preferred Stock
ACC Claims Holdings LLC	$73	Broker Quote(a)	—
Spanish Broadcasting Systems, Inc.	496	Broker Quote(a)	—

(a)	Unaudited.

The following table reconciles Level 3 investments based on the inputs used to determine fair value:

	Balance as of December 1, 2015	Purchases	Sales	Accretion of Discount	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Balance as of June 30, 2016	Change in Unrealized Appreciation/ Depreciation from Investments Held as of June 30, 2016
PENN Capital Opportunistic High Yield Fund Preferred Stock
ACC Claims Holdings LLC	$—	$237	$—	$—	$—	$(164)	$73	$(164)
Spanish Broadcasting Systems, Inc.	—	613	—	—	—	(117)	496	(117)

The Funds disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, or 3 for the period ended June 30, 2016.

B. Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

31

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2016

C. Expenses

The Trust’s expenses are allocated to the individual Fund in proportion to the net assets of the respective Fund when the expenses were incurred, except where direct allocations of expenses can be made.

D. Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. Dividends and Distributions

Dividends and distributions to Shareholders are recorded on the ex-date. The PENN Capital Opportunistic High Yield Fund and the PENN Capital Senior Floating Rate Income Fund declare and distribute their net investment income, if any, monthly and make distributions of their net realized capital gains, if any, at least annually, usually in December. The PENN Capital Small/Mid Cap Equity Fund and the PENN Capital Small Cap Equity Fund declare and distribute their net investment income, if any, annually and make distributions of net realized capital gains, if any, at least annually, usually in December.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by each Fund.

F. Federal Income Taxes

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period and have no provision for taxes in the financial statements. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable) and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

G. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and considers the risk of loss to be remote.

32

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2016

3. Agreements and Related Party Transactions

Investment Advisory Agreement

The Trust has entered into an investment advisory agreement with the Advisor. Under the terms of the agreement, each Fund pays the Advisor a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund’s average daily net assets.

PENN Capital Small/Mid Cap Equity Fund	0.90%
PENN Capital Small Cap Equity Fund	0.95%
PENN Capital Opportunistic High Yield Fund	0.69%
PENN Capital Senior Floating Rate Income Fund	0.69%

The Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the total annual operating expenses of the Funds (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. The expense limitation agreement will remain in place through November 30, 2016. Thereafter, the expense limitation agreement for the Funds will be reviewed each year, at which time the expense limitation agreement will be reviewed by the Advisor and the Board.

	Institutional Class	Investor Class
PENN Capital Small/Mid Cap Equity Fund	1.06%	1.31%
PENN Capital Small Cap Equity Fund	1.09%	1.34%
PENN Capital Opportunistic High Yield Fund	0.72%	0.97%
PENN Capital Senior Floating Rate Income Fund	0.74%	0.99%

Any waived or reimbursed expenses by the Advisor to the Funds are subject to repayment by the Fund in the three fiscal years following the fiscal year in which the payment was made, provided that the respective Fund is able to make the repayment without exceeding the Fund’s expense limitation in place when the fees were waived or expenses paid. The Advisor’s waived fees and paid expenses that are subject to potential recoupment are as follows:

Period Incurred	Amount Waived/Expenses Assumed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
PENN Capital Small/Mid Cap Equity Fund June 30, 2016	$146,572	$—	$146,572	June 30, 2019

PENN Capital Small Cap Equity Fund June 30, 2016	128,464	—	128,464	June 30, 2019

PENN Capital Opportunistic High Yield Fund June 30, 2016	171,803	—	171,803	June 30, 2019

PENN Capital Senior Floating Rate Income Fund June 30, 2016	205,304	—	205,304	June 30, 2019

The Advisor agreed to pay directly the organizational and offering costs of the Trust that were incurred. These costs will not be subject to recoupment under the expense limitation agreement.

Certain Officers and Trustees of the Funds are also Officers of the Advisor.

The Trust has engaged Foreside Fund Officers Services, LLC to provide compliance services including the appointment of the Trust’s Chief Compliance Officer and Anti-Money Laundering Officer.

33

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2016

Distribution Agreement

Foreside Fund Services, LLC is the Trust’s distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Investor Class. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of Investor Class shares are paid to the Distributor or others for distribution and shareholder services. For the fiscal period ended June 30, 2016, there were no distribution fees paid under the plan because the Investor Class shares had not yet been issued as of June 30, 2016.

The Trust has engaged U.S. Bancorp Fund Services, LLC to serve as the Funds’ administrator, fund accountant, and transfer agent. The Trust has engaged U.S. Bank, N.A. to serve as the Funds’ custodian.

4. Federal Tax Information

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.

The following information is provided on a tax basis as of June 30, 2016:

			PENN Capital	PENN Capital
	PENN Capital	PENN Capital	Opportunistic	Senior Floating
	Small/Mid Cap	Small Cap	High Yield	Rate Income
	Equity Fund	Equity Fund	Equity Fund	Fund
Cost of investments	$9,389,912	$8,109,438	$7,583,094	$18,960,468
Gross unrealized appreciation	776,392	950,163	248,771	132,354
Gross unrealized depreciation	(663,381)	(396,317)	(54,179)	(33,601)
Net unrealized appreciation (depreciation)	113,011	553,846	194,592	98,753
Undistributed ordinary income	—	351,511	42,286	95,725
Undistributed long-term cap gains	—	76	—	—
Total distributable earnings	—	351,587	42,286	95,725
Other accumulated gains (losses)	(313,036)	—	(173,234)	—
Total accumulated earnings (losses)	$(200,025)	$905,433	$63,644	$194,478

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to transfers in kind and net operating losses. On the Statement of Assets and Liabilities, the following adjustments were made:

		Accumulated
	Undistributed	Net Realized
	Net Investment	Gain (Loss) on	Paid-In
	Income (Loss)	Investments	Capital
PENN Capital Small/Mid Cap Equity Fund	$6,506	$191,344	$(197,850)
PENN Capital Small Cap Equity Fund	13,547	(13,547)	—
PENN Capital Opportunistic High Yield Fund	—	(5,531)	5,531
PENN Capital Senior Floating Rate Income Fund	—	—	—

34

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2016

The Funds intend to utilize capital loss carryforwards to offset future realized capital gains. Capital loss carryforwards available for federal income tax purposes are as follows:

		Short-Term	Long-Term
	Capital Loss	Capital Loss	Capital Loss
	Available Through	Amounts	Amounts
PENN Capital Small/Mid Cap Equity Fund	Unlimited	$142,159	$148,206
PENN Capital Small Cap Equity Fund	Unlimited	—	—
PENN Capital Opportunistic High Yield Fund	Unlimited	101,044	72,190
PENN Capital Senior Floating Rate Income Fund	Unlimited	—	—

Additionally, at June 30, 2016, the Funds deferred on a tax basis losses as follows:

	Capital	Ordinary Late
	Loss	Year Loss
PENN Capital Small/Mid Cap Equity Fund	$—	$22,671
PENN Capital Small Cap Equity Fund	—	—
PENN Capital Opportunistic High Yield Fund	—	—
PENN Capital Senior Floating Rate Income Fund	—	—

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.

The character of distributions for tax purposes paid during the fiscal year ended June 30, 2016 is as follows:

	Ordinary	Long-Term
	Income	Capital Gain
	Distributions	Distributions
PENN Capital Small/Mid Cap Equity Fund	$—	$—
PENN Capital Small Cap Equity Fund	—	—
PENN Capital Opportunistic High Yield Fund	203,999	—
PENN Capital Senior Floating Rate Income Fund	197,099	—

5. Investment Transactions

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended June 30, 2016, were as follows:

	Purchases	Sales
PENN Capital Small/Mid Cap Equity Fund	$16,341,326	$6,651,618
PENN Capital Small Cap Equity Fund	12,128,455	4,580,538
PENN Capital Opportunistic High Yield Fund	11,338,835	3,784,230
PENN Capital Senior Floating Rate Income Fund	22,998,210	5,681,319

For the period ended June 30, 2016, the cost of securities is inclusive of $10,547,899 and $5,612,139 of transfers in-kind for the PENN Capital Small/Mid Cap Equity Fund and the PENN Capital Opportunistic High Yield Fund, respectively.

35

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2016

6. Capital Share Transactions

			PENN Capital	PENN Capital
	PENN Capital	PENN Capital	Opportunistic	Senior Floating
	Small/Mid Cap	Small Cap	High Yield	Rate Income
	Equity Fund	Equity Fund	Fund	Fund
Institutional Class Shares
Shares sold	25,535	830,761	234,868	1,838,636
Shares sold to holders in transfer-in-kind	1,054,790	—	561,214	—
Shares sold to holders in reinvestment of dividends	—	—	19,609	19,675
Shares redeemed	(99,349)	(1,668)	(27,240)	(22,790)
Net increase	980,976	829,093	788,451	1,835,521

Institutional Amount
Shares sold	$234,411	$7,665,602	$2,234,772	$18,362,260
Shares sold to holders in transfer-in-kind	10,547,899	—	5,612,139	—
Shares sold to holders in reinvestment of dividends	—	—	189,623	197,099
Shares redeemed	(922,750)	(16,658)	(262,837)	(228,713)
Net increase	$9,859,560	$7,648,944	$7,773,697	$18,330,646

7. Line of Credit

Prior to commencing operations, on November 16, 2015, the PENN Capital Senior Floating Rate Income Fund entered into a Credit Agreement with a line of credit equal to the lesser of (i) $3.0 Million, (ii) 20% of the gross market value of the Fund or (iii) 33.3% of the net market value of the Fund. Borrowings pursuant to the agreement are collateralized by the investments in the Fund. The line of credit is intended to provide short term financing, if necessary, in connection with shareholder redemptions. The Fund did not utilize any borrowings under the line of credit for the period ended June 30, 2016.

8. Subsequent Events:

Except as disclosed above, as of the date the financial statements were available to be issued, Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

36

PENN CAPITAL FUNDS TRUST
ADDITIONAL INFORMATION
JUNE 30, 2016 (UNAUDITED)

Trustee and Officer Compensation

The Trust does not compensate any of its Trustees who are interested persons nor any of its officers. For the period ended June 30, 2016, the aggregate compensation paid by the Trust to the independent Trustees was $17,500. The Trust did not pay any special compensation to any of its Trustees or officers. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling 844-302-7366.

Proxy Voting Policies

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by that Fund is available: (1) without charge, upon request, by calling 844-302-7366; (2) in the Statement of Additional Information on the Trust’s website www.penncapitalfunds.com; and (3) on the SEC’s website at www.sec.gov. When available, information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be obtained (1) without charge, upon request, by calling 844-302-7366 and (2) on the SEC’s website at www.sec.gov.

Form N-Q

Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy each Fund’s Forms N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the transfer agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call (844) 302-7366 to request individual copies of these documents. The transfer agent will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

37

PENN CAPITAL FUNDS TRUST
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of PENN Capital Funds Trust:

We have audited the accompanying statements of assets and liabilities of the PENN Capital Small/Mid Cap Equity Fund, PENN Capital Small Cap Equity Fund, PENN Capital Opportunistic High Yield Fund and PENN Capital Senior Floating Income Rate Fund, each a series of the PENN Capital Funds Trust, (collectively, the “Funds”), including the schedules of investments as of June 30, 2016, and the related statements of operations, changes in net assets, and financial highlights for the period from December 1, 2015 (inception) through June 30, 2016 for the PENN Capital Small/Mid Cap Equity Fund, PENN Capital Opportunistic High Yield Fund and the PENN Capital Senior Floating Rate Income Fund and for the period from December 18, 2015 (inception) through June 30, 2016 for the PENN Capital Small Cap Equity Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2016, the results of their operations, changes in their net assets and financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

August 29, 2016

38

PENN CAPITAL FUNDS TRUST

TRUSTEES AND OFFICERS (UNAUDITED)

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
Dennis S. Hudson, III c/o PENN Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1955	Trustee	Since 2015	Chief Executive Officer (since 1998) and Chairman (since 2005), Seacoast Banking Corporation of Florida; Chairman and Chief Executive Officer, Seacoast National Bank (since 1992).	4	Chesapeake Utilities Corporation (since 2006).
John R. Schwab c/o PENN Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1967	Trustee	Since 2015	Chief Financial Officer, Flagship Credit Corp. (since 2015); Executive Vice President and Chief Financial Officer, The J.G. Wentworth Company (from 2013 to 2015); Executive Vice President and Chief Financial Officer, Expert Global Solutions (from 2004 to 2012).	4	N/A
Interested Trustee
Richard A. Hocker* c/o PENN Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1946	Trustee, President and Chairman	Since 2014	Founder, Chief Investment Officer and Chief Executive Officer, PENN Capital Management Company, Inc. (since 1987).	4	N/A

39

PENN CAPITAL FUNDS TRUST

TRUSTEES AND OFFICERS (UNAUDITED)

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Officers of the Trust**
Gerald McBride c/o PENN Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1963	Treasurer	Since 2014	Chief Operating Officer and Chief Financial Officer, PENN Capital Management Company, Inc. (since 2007).

Lisa L.B. Matson c/o PENN Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1970	Secretary	Since 2014	General Counsel, PENN Capital Management Company, Inc. (since 2014); Senior Counsel and Assistant Vice President, Lincoln Financial Group, Inc., and Assistant Secretary, Lincoln Investment Advisors, Corp., Lincoln Variable Insurance Products Trust and Lincoln Advisors Trust (from 2012 to 2014); Associate Counsel, The Vanguard Group, Inc. (from 2002 to 2012).

Jack P. Huntington 10 High Street Suite 302 Boston, MA 02110 Year of Birth: 1970	Chief Compliance Officer	Since 2015	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (since 2015); Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (from 2008 to 2015).

*	Richard A. Hocker is a Trustee who is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Advisor and certain of its affiliates.

**	Each Officer serves at the pleasure of the Board.

40

PENN CAPITAL FUNDS TRUST

PRIVACY POLICY

FACTS	WHAT DOES THE PENN CAPITAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. The information can include:

•     Social Security number

•     Account balances and account transactions

•     Assets and transaction history

When you are no longer our client, we continue to share your information as described in this notice.

How?	All financial companies need to share clients’ personal information to run the everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons PENN chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does PENN share?	Can you limit this sharing?
For everday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes - to offer our products and services to you	No	No
For joint marketing with other financial companies	No	No
For affiliates’ everyday business purposes - information about transaction(s) and experiences	Yes	No
For affiliates’ everyday business purposes - information about your creditworthiness	No	No
For nonaffiliates to market to you	No	No

Questions?	Call 215-302-1500 or go to www.penncapital.com

41

PENN CAPITAL FUNDS TRUST

PRIVACY POLICY

Who we are
Who is providing this notice?	PENN Capital Management Company, Inc. and its affiliates (“PENN”)
What we do
How does PENN protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer and secured files and buildings.
How does PENN collect my personal information?	We collect your personal information, for example, when you • Open an account or deposit money • Provide information on client questionaires
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates everyday business purposes -

information about your creditworthiness

•     affiliates from using you information to market to you

•     sharing for nonafilliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or nonfinancial companies • PENN Capital Funds Group LLC • PENN Capital Funds Trust • PENN Capital Management Company, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial or nonfinancial companies • PENN does not share information with nonaffiliates
Joint marketing	A formal agreement between non affiliated companies that together market financial products or services to you • PENN does not have joint marketing partners
Other important information
This notice replaces all previous notices of our consumer privacy policy, and may be amended from time to time. PENN will inform you of updates or changes as required by law.

42

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Schwab is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 6/30/2016
Audit Fees	$94,000
Audit-Related Fees	None
Tax Fees	None
All Other Fees	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 6/30/2016
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2016
Registrant	None
Registrant’s Investment Adviser	None

KPMG LLP (“KPMG”) has informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as KPMG, from being considered independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is “record or beneficial [owner] of more than ten percent of the audit client’s equity securities.” The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm. KPMG has informed the Trust that KPMG has relationships with a lender who is the holder of record of more than ten percent of the shares of certain series of the Trust (each, a “Fund”). These relationships call into question KPMG’s independence under the Loan Rule with respect to the Fund, as well as all other funds in the complex. The SEC has granted no-action relief to another fund complex in circumstances that appear to be substantially similar to the Trust’s (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)). In addition, KPMG has advised the Trust’s Audit Committee that KPMG believes that under the facts and circumstances surrounding KPMG’s lending relationships, its ability to exercise objective and impartial judgment in connection with its audit engagement with the Trust has not been impaired and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. If in the future, however, the independence of KPMG is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Trust will need to take other action in order for the Trust’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Finally, the SEC has indicated that its no-action relief will expire 18 months from its issuance, after which the Trust will no longer be able to rely on the letter unless its term is extended or made permanent by the SEC Staff.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PENN Capital Funds Trust

By (Signature and Title)	/s/ Richard A. Hocker
Richard A. Hocker, President

Date	8/29/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Hocker
Richard A. Hocker, President

Date	8/29/16

By (Signature and Title)	/s/ Gerald McBride
Gerald McBride, Treasurer

Date	8/29/16